EXHIBIT 99.2

Joint Filer Information

Name of Joint Filer:	HM Unitek Coinvest, LP

Address of Joint Filer:	c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:	Sector Performance Fund, LP

Date of Event Requiring Statement:	November 16, 2010

Relationship:	10% Owner

Issuer Name and Ticker Symbol:	UniTek Global Services, Inc. (UNTK)

Signature:	HM Unitek Coinvest, LP

	By:	Sector Performance LLC, its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President & Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	SPF SBS LP

Address of Joint Filer:	c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:	Sector Performance Fund, LP

Date of Event Requiring Statement:	November 16, 2010

Relationship:	10% Owner

Issuer Name and Ticker Symbol:	UniTek Global Services, Inc. (UNTK)

Signature:	SPF SBS LP

	By:	Sector Performance LLC, its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President & Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	Sector Performance GP, LP

Address of Joint Filer:	c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:	Sector Performance Fund, LP

Date of Event Requiring Statement:	November 16, 2010

Relationship:	10% Owner

Issuer Name and Ticker Symbol:	UniTek Global Services, Inc. (UNTK)

Signature:	SECTOR PERFORMANCE GP, LP

	By:	Sector Performance LLC, its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President & Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:		Sector Performance LLC

Address of Joint Filer:		c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:		Sector Performance Fund, LP

Date of Event Requiring Statement:		November 16, 2010

Relationship:		10% Owner

Issuer Name and Ticker Symbol:		UniTek Global Services, Inc. (UNTK)

Signature:		SECTOR PERFORMANCE LLC

	By:	/s/ David W. Knickel
David W. Knickel
Vice President & Chief Finanacial Officer